                                                                   EXHIBIT 10.34


                     FOURTH AMENDMENT TO SECOND AMENDED AND
                RESTATED CREDIT AGREEMENT, WAIVER, AND AMENDMENT
                     TO CERTAIN EUROCURRENCY LOAN DOCUMENTS
                     --------------------------------------


     THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, WAIVER, AND AMENDMENT TO CERTAIN EUROCURRENCY LOAN DOCUMENTS ("Amendment") is dated as of the 29th day of May, 1998, and entered into among NU-KOTE HOLDING, INC., a Delaware corporation ("Holding"), NU-KOTE INTERNATIONAL, INC., a Delaware corporation ("Company"), the Lenders and Eurocurrency Lenders signatory hereto, BARCLAYS BANK PLC, in its capacity as documentation agent ("Documentation Agent"), NATIONSBANK, N.A., a national banking association, successor by merger to NationsBank of Texas, N.A., as administrative agent and collateral agent (in such capacities, "Agent"), and BARCLAYS BANK PLC and NATIONSBANK, N.A., in their capacity as Agent and Fronting Bank, and Collateral Agent and Documentation Agent, respectively, under the UK Facility Agreement and the Swiss Facility Agreement referenced herein.

                                  WITNESSETH:
                                  ----------

     WHEREAS, Holding, Company, Lenders, Documentation Agent and Agent entered into a Second Amended and Restated Credit Agreement, dated as of July 31, 1997, as amended by First Amendment to Second Amended and Restated Credit Agreement dated as of November 28, 1997, Second Amendment to Second Amended and Restated Credit Agreement dated as of December 31, 1997, and Third Amendment to Second Amended and Restated Credit Agreement, Waiver, and Amendment to Certain Eurocurrency Loan Documents dated as of April 1, 1998 (as amended, the "Credit Agreement");

     WHEREAS, Holding and Company have requested that Lenders (i) defer a portion of the mandatory $5,000,000 reduction in the commitments of the Lenders to lend until August 31, 1998, and (ii) waive during the period starting on December 31, 1997, to August 31, 1998, inclusive (the "Waiver Period"), Holding's and the Company's failure to comply with certain financial covenants set forth in the Credit Agreement, and

     WHEREAS, Lenders and Agent have agreed to grant the requests of Holding and Company and the parties hereto have agreed to modify the Credit Agreement and certain Eurocurrency Loan Documents upon the terms and conditions set forth below.

     NOW, THEREFORE, for valuable consideration hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Definitions. Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

     SECTION 2. Waivers. Subject to the terms and conditions hereof, Lenders hereby waive, but only during the Waiver Period, the Specified Defaults (hereinafter defined); provided, however, that Lenders' waiver of the Specified Defaults and their rights and remedies as a result of the occurrence thereof shall not constitute and shall not be deemed to constitute a waiver of any other Event of Default, whether arising as a result of further violations of any provision of the Credit Agreement previously violated by Holding or Company, or a waiver of any rights and remedies arising as a result of such other Events of Default. As used herein, "Specified Defaults" shall mean the failure of Holding and Company to observe (i) the covenants set forth in
Section 6.6A, Section 6.6B, Section 6.6C, Section 6.6E, and Section 6.6H of the Credit Agreement for the fiscal quarters ended December 31, 1997, March 31, 1998, and June 30, 1998, and (ii) the covenants set forth in Section 6.6F and
Section 6.6G for the months ended December 31, 1997, January 31, 1998, February 28, 1998, March 31, 1998, April 30, 1998, May 31, 1998, June 30, 1998, and July
31, 1998. At the end of the Waiver Period, the waiver of the Specified Defaults will automatically terminate.

     SECTION 3. Amendments to Credit Agreement. Subject to the terms and conditions hereof, the provisions of the Credit Agreement enumerated below are amended as follows:

(a) The definition of Asset Sale in Section 1.1 of the Credit Agreement is amended to add at the end thereof the following phrase:

     , other than sales of inventory in the ordinary course of business.

(b) The definition of Net Cash Proceeds in Section 1.1 of the Credit Agreement is amended to add at the end thereof the following sentence:

     In no event shall amounts paid or payable to Holding or any of its Subsidiaries be deducted in determining Net Cash Proceeds.

(c) Section 2.3B of the Credit Agreement is amended by deleting the words "1.0%" in the second line thereof and substituting therefor the words "1.1%", and by deleting the words "June 30, 1998" in the fourth and sixth lines thereof and substituting therefor the words "August 31, 1998".

(d)  Section 2.4A(iii)(a) of the Credit Agreement is amended to read as follows:

     On April 30, 1998, June 1, 1998, July 1, 1998, August 1, 1998, August 31,
     1998, and October 1, 1998 (or if any such date is not a Business Day, the next succeeding Business Day), prepay an aggregate principal amount of the Revolving Credit Loans in the amount, if any, necessary to reduce the sum of the aggregate principal amount of all Revolving Credit Loans on such date plus the Letter of Credit Usage on such date, to an amount which does not exceed the aggregate Revolving Credit Commitments on such date. On each such date the Company shall also prepay all accrued and unpaid interest on the principal amount so prepaid.

(e)  Section 2.4E(ii) of the Credit Agreement is amended to read as follows:

     In addition to the reductions specified in subsection 2.4E(i) above, the Revolving Credit Commitments shall automatically and permanently reduce by the amount of $1,000,000 on April 30, 1998, by the amount of $250,000 on each of June 1, 1998, July 1, 1998, and August 1, 1998, by the amount of $5,000,000 on August 31, 1998, and by the amount of $2,500,000 on October 1, 1998 (or if any such date is not a Business Day, the next succeeding Business Day).


(f)  Section 5.1(xv) of the Credit Agreement is amended to read as follows:

          (xv) As soon as practicable and in any event within thirty (30) days after the last day of each calendar month (including the twelfth calendar month of each Fiscal Year) thereafter beginning with the calendar month ending March 31, 1998, consolidated balance sheets of Greif and its Subsidiaries, of MIT and its Subsidiaries (if any), of Pelikan Scotland and its Subsidiaries, and of Produktions and its Subsidiaries including Pelikan Hardcopy, each as at the end of such period, and the related consolidated statement of income and stockholders equity of such Persons for such month, all in reasonable detail and certified by the Chief Financial Officer, Corporate Controller or Treasurer of Holding or such Person to fairly present, in all material respects, the financial condition of such Persons as at the date indicated and the results of their operations for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, and except that such financial statement need not contain notes, but shall be prepared substantially in conformity with GAAP, together with such additional information as Agent may reasonably request including without limitation monthly reports (both hard copies and copies on disks) of the accounts receivable and inventory of Produktions and Pelikan Hardcopy, and copies of annual statutory reports of such Persons filed in their respective jurisdictions of organization.

(g)  Section 6.3(vi) of the Credit Agreement is amended to read as follows:

     On and after December 31, 1997, through and including August 31, 1998, Company and its Domestic Subsidiaries may not make further Investments in (including intercompany loans to) or otherwise transfer funds or other assets to Eurocurrency Borrowers for any purpose, except for fundings to or for the benefit of MIT if the prior written consent of Required Lenders to such fundings has been obtained, and trade payments made on account of inventory purchased in the ordinary course of business; furthermore (A) with respect to the aggregate principal amount of all such Investments in all such Eurocurrency Borrowers, Company or any such Domestic Subsidiary, as appropriate, shall maintain a ledger recording all such Investments in and intercompany loans made pursuant to this subsection 6.3(vi), and such ledger shall be available for inspection at any Lender's request and (B) all intercompany loans made pursuant to this subsection 6.3(vi) shall be evidenced by promissory notes which shall be on terms and conditions satisfactory to Agent, including collateral, and which shall be pledged and delivered to Agent pursuant to the Collateral Documents;

(h)  Section 6.3(vii) of the Credit Agreement is amended to read as follows:

     On and after December 31, 1997, through and including August 31, 1998, Company and its Domestic Subsidiaries may not make further Investments in (including intercompany loans to) or otherwise transfer funds or other assets to Latin American Subsidiaries for any purpose; furthermore (A) with respect to the aggregate principal amount of all such Investments outstanding on December 31, 1997, Company or any such Domestic Subsidiary, as appropriate, shall maintain a ledger recording all such Investments in and intercompany loans made pursuant to this subsection 6.3(vii) prior to December 31, 1997, and such ledger shall be available for inspection at any Lender's request and (B) all intercompany loans made pursuant to this subsection 6.3(vii) shall be evidenced by promissory notes which shall be on terms and conditions satisfactory to Agent, including collateral, and which shall be pledged and delivered to Agent pursuant to the Collateral Documents;

(i) The last sentence of Section 6.3 of the Credit Agreement is amended, and an additional sentence is added thereafter, to read as follows:

     Notwithstanding anything in this Agreement or the Eurocurrency Loan Documents to the contrary, Holding and its Subsidiaries shall not (i) make any intercompany subordinated loans, amounts or advances, (ii) enter into any subordination agreements with respect to intercompany loans, amounts, advances, or trade accounts payable or receivable, (iii) release any collateral security for or retention of title with respect to intercompany loans, amounts, advances, or trade accounts payable or receivable, or (iv) forgive, modify the terms of, or prepay any intercompany loans, amounts, advances, or trade accounts payable or receivable. Provided however that anything to the contrary in this Agreement notwithstanding, Produktions shall be permitted to (a) convert 7.5 million Swedish Kronas of the existing indebtedness owed by MIT to Produktions into equity of MIT, (b) subordinate to all other creditors of MIT 7.5 million Swedish Kronas of the existing indebtedness owed by MIT to Produktions, (c) provide a capital guarantee of 7.5 million Swedish Kronas to MIT, or (d) take any such other similar action required to insure the adequate capitalization of MIT, so long as the aggregate amount involved with respect to all of the foregoing does not exceed 7.5 million Swedish Kronas and the foregoing does not negatively impact the Net Cash Proceeds which may be available to repay the Obligations and the Eurocurrency Loans in the event of a sale of the shares or assets of MIT. In addition, Produktions shall be permitted to convert the presently existing capital coverage guarantee of 17.5 million Swedish Kronas which Produktions heretofore granted to MIT (a) into equity of MIT,
     (b) into a loan subordinate to all other creditors of MIT, or (c) into a capital contribution to MIT, so long as the foregoing actions do not negatively impact the Net Cash Proceeds which may be available to repay the Obligations and the Eurocurrency Loans in the event of a sale of the shares or assets of MIT.

(j) The introductory paragraph of Section 6.7B of the Credit Agreement is amended to read as follows:

     Neither Holding, Company nor any Subsidiary will enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, exchange, lease, sub-lease, transfer or otherwise dispose of, in one transaction or a series of related transactions, all or any part of its business, property or fixed assets or all or any portion of the stock or other evidence of beneficial ownership of, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person except:

     SECTION 4. Amendment to Swiss Facility Agreement. Effective as of the date hereof, the obligation of the Eurocurrency Lenders to make Advances to Pelikan Hardcopy under the Swiss Facility Agreement shall be subject to the condition precedent that on or before the date of such Advance, Pelikan Hardcopy shall have executed and delivered to Agent an assignment of its accounts receivable and bank accounts as security for the obligations of Pelikan Hardcopy under the Swiss Facility Agreement, pursuant to documentation satisfactory in form and substance to the Eurocurrency Lenders party to the Swiss Facility Agreement.

     SECTION 5. Amendment to UK Facility Agreement. Effective as of the date hereof, the heading of Clause 12 of the UK Facility Agreement is hereby amended to read "REPAYMENT AND PREPAYMENT OF ADVANCES" and to add thereto a new Clause
12.3 to read as follows:

          12.3 The Borrower shall prepay a principal amount of the Advances outstanding hereunder in the amount of U.S. $250,000 (or the sterling equivalent thereof on the date of such payment at the Agent's Spot Rate of Exchange) on each of June 1, 1998, July 1, 1998, and August 1, 1998 (or if any such date is not a business day, the next succeeding business day), and on such dates the Total Commitments shall be reduced by a like amount.
     Each such prepayment shall be accompanied by accrued interest on the amount prepaid to the date of prepayment and by payment of amounts sufficient to compensate the Lenders for any loss, cost, or expense incurred as a result of payment on a date other than the last day of the Term for such Advances. Each reduction of Commitment under this Clause 12.3 shall be applied against the Commitment of each Lender ratably.

     SECTION 6. Consent to Transfer of Slitter from Pelikan Scotland to the Company. Subject to the terms and conditions hereof, Lenders and Barclays Bank PLC in its capacity as Trustee under the Debenture (as defined in the UK Facility Agreement) hereby consent to the Asset Transfer of a slitter valued at approximately $180,000 from Pelikan Scotland to the Company and the payment by the Company of such amount to Pelikan Scotland as the purchase price therefor.

     SECTION 7. Sale of MIT or other European Assets. In the event MIT or other assets of the Eurocurrency Borrowers are sold and the Net Cash Proceeds thereof are applied to reduce the amount of the Obligations or a Eurocurrency Loan then outstanding (with corresponding permanent reductions in the commitments of the Lenders or the Eurocurrency Lenders, as applicable, to lend), then the Company and Pelikan Scotland may request that the amount of the principal Advances which are required to be prepaid and the reduction of the Total Commitments provided for in Clause 12.3 of the UK Facility Agreement shall be reviewed, and if all Lenders agree to do so in the exercise of their sole discretion, such prepayments may be modified based on the then current cash flow forecast of the Eurocurrency Borrowers theretofore provided to the Lenders.

     SECTION 8. Releases. In consideration of Lenders' agreements herein and certain other good and valuable consideration, Holding and Company each hereby expressly acknowledge and agree that neither of them has any setoffs, counterclaims, adjustments, recoupments, defenses, claims or actions of any character, whether contingent, non-contingent, liquidated, unliquidated, fixed, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, known or unknown, against any Lender, Documentation Agent or Agent or any grounds or cause for reduction, modification or subordination of the Obligations or any liens or security interests of any Lender or the Collateral Agent. To the extent Holding or Company may possess any such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds or causes, each of Holding and Company hereby waives, and hereby releases each Lender, Documentation Agent and Agent from, any and all of such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds and causes, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted counsel with respect thereto.

     SECTION 9. Conditions Precedent. This Amendment shall not be effective until all corporate actions of Company taken in connection herewith and the transactions contemplated hereby shall be satisfactory in form and substance to Documentation Agent, Agent and Lenders, and each of the following conditions precedent shall have been satisfied:

          (a) All fees and expenses, including legal and other professional fees and expenses incurred on or prior to the date of this Amendment by Agent or any Lender, including, without limitation, the fees and expenses of U.S. and foreign counsel and title insurance expenses, shall have been paid to the extent that same have been billed.

          (b) Agent and each Lender shall have received each of the following, in form and substance satisfactory to Agent, Lenders and Agent's counsel in their sole and absolute discretion:

                (1) a certificate of Holding and Company certifying (i) as to the accuracy, after giving effect to this Amendment, of the representations and warranties set forth in Section 4 of the Credit Agreement, the other Loan Documents and in this Amendment, and (ii) that there exists no Potential Event of Default or Event of Default, after giving effect to this Amendment, and the execution, delivery and performance of this Amendment will not cause a Potential Event of Default or Event of Default;

                (2) such other documents, instruments, and certificates, in form and substance reasonably satisfactory to Lenders, as Lenders shall deem necessary or appropriate in connection with this Amendment and the transactions contemplated hereby, including without limitation copies of resolutions of the boards of directors of each of Holding, Company, and each Eurocurrency Borrower authorizing the transactions contemplated by this Amendment; and

                (3) a favorable opinion of Swiss counsel to Pelikan Hardcopy and Produktions with respect to the authority of such Persons to enter into the transactions contemplated by this Amendment and such other matters as Agent or its counsel may reasonably request.

          (c) All accrued and unpaid interest and fees due with respect to the Revolving Credit Loans and the Eurocurrency Loans through and including May 29, 1998, shall have been paid in full.

          (d) Company shall have delivered or caused to be delivered to Agent the items listed on Schedule 1 hereto in form and substance satisfactory to Agent and its counsel.

     SECTION 10. Conditions Subsequent. As conditions subsequent to the effectiveness of this Amendment, Company shall deliver to Agent, in form and substance reasonably satisfactory to Agent and its counsel, on or before each of the dates indicated on Schedule 2 hereto, the items provided on Schedule 2 to be delivered on or before such date. Upon Company's failure to make any such delivery, the waiver of the Specified Defaults provided in this Amendment will automatically terminate and be of no further force and effect.

     SECTION 11. Representations and Warranties; Ratifications. Holding and Company represent and warrant to Lenders, Documentation Agent and Agent that (a) this Amendment constitutes their legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Potential Event of Default or Event of Default under the Credit Agreement after giving effect to this Amendment, (c) their representations and warranties set forth in the Credit Agreement and other Loan Documents are true and correct on the date hereof after giving effect to this Amendment, (d) they have complied with all agreements and conditions to be complied with by them under the Credit Agreement and the other Loan Documents by the date hereof after giving effect to this Amendment, and (e) the Credit Agreement, as amended hereby, and the other Loan Documents remain in full force and effect. Except as expressly modified by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Except as provided herein, this Amendment shall not constitute an amendment or waiver of any terms and provisions of the Credit Agreement and other Loan Documents nor a waiver of the rights of the Lenders, Documentation Agent and Agent to insist upon compliance with each term, covenant, condition or provision of the Credit Agreement and other Loan Documents.

     SECTION 12. Expenses of Lenders. Holding and Company hereby jointly and severally agree to pay on demand all reasonable costs and expenses incurred by Agent or any Lender, including costs and fees of counsel to Agent or any Lender and other professional fees and expenses, in connection with the preparation, negotiation, review and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications and supplements thereto. Holding and Company hereby confirm their obligation to pay promptly the costs and expenses for which they are obligated pursuant to Section
10.3 of the Credit Agreement.

     SECTION 13. Further Assurances. Holding and Company shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to Agent, as Agent or any Lender may deem necessary or appropriate in connection with this Amendment.

     SECTION 14. Representations and Consents of Eurocurrency Borrowers and Eurocurrency Lenders. Each Eurocurrency Borrower and Eurocurrency Lender by its execution below consents and agrees to this Amendment and agrees that the Eurocurrency Credit Agreement or Eurocurrency Credit Agreements to which it is a party are and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects except that, upon the effectiveness of and on and after the date of this Amendment each reference to the Credit Agreement, "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. Each Eurocurrency Borrower agrees that the collateral described in the Eurocurrency Security Documents to which it is a party shall continue to secure the payment of the indebtedness therein described. Each Eurocurrency Borrower represents and warrants to Lenders, Documentation Agent and Agent that (a) this Amendment constitutes their legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) the representations and warranties set forth in their respective Eurocurrency Credit Agreement and other Eurocurrency Loan Documents are true and correct on the date hereof after giving effect to this Amendment, and (c) they have complied with all agreements and conditions to be complied with by them under their respective Eurocurrency Credit Agreement and the other Eurocurrency Loan Documents by the date hereof after giving effect to this Amendment.

     SECTION 15. Counterparts. This Amendment and the other Loan Documents may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought. Telecopies of signatures shall be binding and effective as originals.

     SECTION 16. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, HOLDING AND COMPANY EACH HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

     SECTION 17. GOVERNING LAW. (A) THIS AGREEMENT AND ALL DOMESTIC LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS MADE UNDER THE LAWS OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS, EXCEPT TO THE EXTENT (1) FEDERAL LAWS GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS AGREEMENT AND ALL

DOMESTIC LOAN DOCUMENTS OR (2) STATE LAW GOVERNS UCC COLLATERAL INTERESTS FOR PROPERTIES OUTSIDE THE STATE OF TEXAS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, HOLDING AND COMPANY EACH AGREES THAT THE COURTS OF TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

     (B) HOLDING AND COMPANY EACH HEREBY WAIVES PERSONAL SERVICE OF ANY LEGAL PROCESS UPON IT. IN ADDITION, HOLDING AND COMPANY EACH AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO IT AT ITS ADDRESS DESIGNATED FOR NOTICE UNDER THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON RECEIPT BY IT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     SECTION 18. ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS AMENDMENT SHALL CONSTITUTE A LOAN DOCUMENT.



     [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK.  SIGNATURE PAGES FOLLOW.]

     IN WITNESS WHEREOF, this Amendment is executed as of the date first set forth above.


Holding:                      NU-KOTE HOLDING, INC.


                              By:
                                 ------------------------------
                                 Richard A. Larsen
                                 Senior Vice President


Company:                      NU-KOTE INTERNATIONAL, INC.


                              By:
                                 ------------------------------
                                 Richard A. Larsen
                                 Senior Vice President


Agent:                        NATIONSBANK, N.A.,


                              By:
                                 -------------------------------
                              Name: William E. Livingstone, IV
                              Title: Senior Vice President


Documentation Agent:          BARCLAYS BANK PLC


                              By:
                                 -------------------------------
                              Name:
                                   -----------------------------
                              Title:
                                    ----------------------------

Lenders and Eurocurrency      NATIONSBANK, N.A.
Lenders:

                              By:
                                 -------------------------------
                              Name:  William E. Livingstone, IV
                              Title: Senior Vice President

                              BARCLAYS BANK PLC


                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------

                              ABN AMRO BANK, N.V.


                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------


                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------



                              COMMERZBANK AKTIENGESELLSCHAFT,
                              ATLANTA AGENCY


                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------


                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------


                              CREDIT LYONNAIS, NEW YORK BRANCH


                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------

                              DEUTSCHE BANK AG, NEW YORK BRANCH
                              AND/OR CAYMAN ISLANDS BRANCH


                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------


                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------



                              FIRST AMERICAN NATIONAL BANK

                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------



                              THE FIRST NATIONAL BANK OF CHICAGO

                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------



                              SOCIETE GENERALE

                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------

FRONTING BANK:                BARCLAYS BANK PLC


                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------

AGENT UNDER EUROCURRENCY            BARCLAYS BANK PLC
CREDIT AGREEMENTS:

                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------



COLLATERAL AGENT AND                     NATIONSBANK, N.A.
DOCUMENTATION AGENT
UNDER EUROCURRENCY
CREDIT AGREEMENTS:

                              By:
                                  --------------------------------
                              Name:  William E. Livingstone, IV
                              Title: Senior Vice President

ADDITIONAL EUROCURRENCY             DEUTSCHE BANK AG LONDON BRANCH
LENDERS:


                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------


                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------


                              CREDIT LYONNAIS, S.A.


                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------

CONSENTED AND AGREED TO BY THE UNDERSIGNED IN THEIR CAPACITY AS EUROCURRENCY BORROWERS TO THE EXTENT THAT THE TERMS HEREOF IN ANY MANNER AFFECT OR ARE APPLICABLE TO THE EUROCURRENCY BORROWERS OR ANY EUROCURRENCY LOAN DOCUMENTS:

PELIKAN SCOTLAND LIMITED


By:
   ----------------------------
Name:
     --------------------------
Title:
      -------------------------

PELIKAN PRODUKTIONS AG


By:
   ----------------------------
Name:
     --------------------------
Title:
      -------------------------




PELIKAN HARDCOPY (INTERNATIONAL) AG


By:
   ----------------------------
Name:
     --------------------------
Title:
      -------------------------

                                    CONSENT


     Each of the undersigned, as Guarantors under a "Subsidiary Guaranty" and as grantors under one or more "Subsidiary Security Documents" (as such terms are defined in the Credit Agreement referred to in the foregoing Amendment), each hereby consents and agrees to the foregoing Amendment and agrees that (I) each Subsidiary Guaranty and Subsidiary Security Document is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of and on and after the date of such Amendment each reference to the Credit Agreement, "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by such Amendment, and (ii) the collateral described in the Subsidiary Security Documents shall continue to secure the payment of the indebtedness therein described.


                                        FUTURE GRAPHICS, INC.


                                        By:
                                           ---------------------------
                                           Richard A. Larsen
                                           Vice President


                                        INTERNATIONAL COMMUNICATION
                                        MATERIALS, INC.


                                        By:
                                           ---------------------------
                                           Richard A. Larsen
                                           Vice President


                                        NU-KOTE IMAGING INTERNATIONAL, INC.


                                        By:
                                           ---------------------------
                                           Richard A. Larsen
                                           Vice President


                                        NU-KOTE IMPERIAL, LTD.


                                        By:
                                           ---------------------------
                                           Richard A. Larsen
                                           Vice President

                                    CONSENT


     Each of the undersigned, as Subsidiaries party to one or more "Loan Documents" (as such terms are defined in the Credit Agreement referred to in the foregoing Amendment), each hereby consents and agrees to the foregoing Amendment and agrees that (I) each such Loan Document is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of and on and after the date of such Amendment each reference to the Credit Agreement, "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by such Amendment, and (ii) the collateral described in such Loan Documents shall continue to secure the payment of the indebtedness therein described.


                                        NU-KOTE LATIN AMERICA, INC.


                                        By:
                                           ---------------------------------
                                        Name:  Richard A. Larsen
                                        Title: Vice President


                                        NU-KOTE INTERNATIONAL DE MEXICO,
                                        S.A. DE C.V.


                                        By:
                                           ---------------------------------
                                        Name:  Richard A. Larsen
                                        Title: Vice President

                                   SCHEDULE 1


                       Conditions Precedent to Amendment


1. Produktions shall have made application to the appropriate Swiss authorities with respect to the issuance of mortgage certificates in the minimum amount of Swiss Francs $4,050,000, and shall have provided to Agent evidence thereof.

                                   SCHEDULE 2

   Conditions Subsequent to Amendment and Date by Which Delivery is Required


1. By the time period required under applicable Swiss law, satisfactory evidence that the boards of directors of Pelikan Hardcopy and Produktions have been duly constituted in accordance with Swiss law.

2. Within ten (10) days after issuance of additional mortgage certificates to Produktions by Swiss authorities, such mortgage certificates shall be delivered to the Agent or the Agent under the Eurocurrency Credit Agreements as security for the obligations owing under the Swiss Facility Agreement.

3. On or before June 12, 1998, Pelikan Hardcopy shall have executed Retention of Title Agreements with Produktions and Pelikan Scotland and an Assignment Agreement among Pelikan Hardcopy, Produktions, and Pelikan Scotland in form and substance satisfactory to Agent, true and correct copies thereof shall have been delivered to Agent, and a true and correct copy of any Retention of Title Agreement between Greif and Pelikan Hardcopy shall have been delivered to Agent.